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                                                                    EXHIBIT 99.4

                                                                  EXECUTION COPY


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                AMENDED AND RESTATED COLLATERAL SHARING AGREEMENT

                           Dated as of May 28, 2003

                                      among

                            LUCENT TECHNOLOGIES INC.,

                         THE GRANTORS REFERRED TO HEREIN

                                       and

                              JPMORGAN CHASE BANK,
                               as Collateral Agent


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                  AMENDED AND RESTATED COLLATERAL SHARING AGREEMENT, dated as of
May 28, 2003, among LUCENT TECHNOLOGIES INC., a Delaware corporation (the "Borrower"), the Grantors referred to in Section 6.11 hereof and JPMORGAN CHASE BANK, as collateral agent (in such capacity, the "Collateral Agent").

                                   WITNESSETH:

                  WHEREAS, in order to induce the Banks parties thereto to enter into the Credit Agreements (such term and certain other capitalized terms used herein being defined in Section 1.1), the Borrower and certain of its Subsidiaries have entered into the Amended and Restated Guarantee and Collateral Agreement (the "Guarantee and Collateral Agreement");

                  WHEREAS, pursuant to the Guarantee and Collateral Agreement, the Borrower has guaranteed certain External Sharing Debt Obligations of its Subsidiaries, and certain Subsidiaries of the Borrower have guaranteed the Borrower Obligations and certain External Sharing Debt Obligations of the Borrower; and

                  WHEREAS, the Guaranteed Obligations are secured by Liens on the Collateral described in the Security Documents;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein and to induce the Administrative Agent and the Banks to enter into the Credit Agreements, to induce the Banks to make their respective extensions of credit to the Borrower thereunder and to induce the holders of External Sharing Debt to maintain such Indebtedness, each Grantor hereby agrees with the Collateral Agent, for the benefit of the Secured Parties, as follows:

                                   SECTION 1.
                                  DEFINED TERMS

                  1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Guarantee and Collateral Agreement and used herein shall have the meanings given to them in the Guarantee and Collateral Agreement.

                  (b) The following terms shall have the respective meanings set forth below:

                  "Agreement" shall mean this Amended and Restated Collateral Sharing Agreement as the same may from time to time be amended, supplemented or otherwise modified.

                  "Collateral" shall mean all property of the Credit Parties, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document.

                  "Collateral Account" shall have the meaning assigned in
         Section 3.1.

                  "Collateral Agent" shall mean JPMorgan Chase Bank, in its capacity as collateral agent under the Security Documents and this Agreement, and any successor collateral agent appointed hereunder.


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                                                                               2


                  "Collateral Agent Fees" shall mean all fees, costs and expenses of the Collateral Agent of the types described in Sections 4.3, 4.4, 4.5 and 4.6.

                  "Collateral Estate" shall have the meaning assigned in Section 2.1(c).

                  "Distribution Date" shall mean each date fixed by the Collateral Agent in its sole discretion for a distribution to the Secured Parties of funds held in the Collateral Account.

                  "Exchange Rate" shall mean, at any date of determination thereof with respect to any currency, the spot rate of exchange for the conversion of such currency into Dollars determined by reference to such rate publishing service as is customarily utilized by the Collateral Agent for such purpose; provided that, to the extent that "Exchange Rate" is used herein to refer to an actual exchange by the Collateral Agent of one currency for another, "Exchange Rate" shall be deemed to refer to the rate at which such exchange actually occurs so long as such exchange is effected under customary market conditions. Any such determination of the Exchange Rate shall be conclusive absent manifest error.

                  "Mortgages" shall mean each of the mortgages and deeds of trust made by any Credit Party in favor of, or for the benefit of, the Collateral Agent for the benefit of the Secured Parties, substantially in the form of Exhibit D to each of the Credit Agreements (with such changes thereto as shall be advisable under the law of the jurisdiction in which such mortgage or deed of trust is to be recorded).

                  "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel satisfactory to the Collateral Agent, who may be counsel regularly retained by the Collateral Agent.

                  "Permitted Investments" shall mean:

                  (i) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

                  (ii) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

                  (iii) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

                  (iv) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (i) above and entered into with a financial institution satisfying the criteria described in clause (iii) above;


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                                                                               3


                  (v) in the case of any Foreign Subsidiary, (A) marketable direct obligations issued by, or unconditionally guaranteed by, the sovereign nation in which such Foreign Subsidiary is organized and is conducting business or issued by any agency of such sovereign nation and backed by the full faith and credit of such sovereign nation, in each case maturing within one year from the date of acquisition, so long as the indebtedness of such sovereign nation is rated at least A by S&P or A2 by Moody's or carries an equivalent rating from a comparable foreign rating agency or (B) investments of the type and maturity described in clauses (ii) through (iv) above of foreign obligors, which investments or obligors have ratings described in such clauses or equivalent ratings from comparable foreign rating agencies; and

                  (vi) investments made in compliance with the "Lucent Technologies Domestic Investment Guidelines", dated July 16, 2002, and the supplement thereto with respect to investments outside of the United States of America, substantially as in effect on the date hereof.

                  "Proceeds" shall mean all "proceeds" as such term is defined in Section 9-102(a)(64) of the Uniform Commercial Code in effect in the State of New York on the date hereof.

                  "Restricted Collateral Obligations" shall mean, at any time, the Restricted Secured Indebtedness at such time and the External Sharing Debt that is not Borrowed Debt at such time.

                   "Security Documents" shall mean the collective reference to the Guarantee and Collateral Agreement, the Mortgages, the Control Agreements and all other security documents hereafter delivered to the Collateral Agent or the Administrative Agent granting a Lien on any property of any Person to secure the obligations and liabilities of any Credit Party pursuant to the Credit Agreements, the External Sharing Debt or any Guarantee in respect thereof. For the avoidance of doubt, the foregoing shall exclude any security document entered into in connection with any External Sharing Debt and that secures only the External Sharing Debt Obligations in respect of such External Sharing Debt.

                  "Sharing Acknowledgement" shall have the meaning assigned in
         Section 4.1.

                  "Unrestricted Collateral" shall mean all Collateral other than the Restricted Collateral.

                   (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section references are to this Agreement unless otherwise specified.

                                   SECTION 2.
                          AUTHORITY OF COLLATERAL AGENT

                  2.1 General Authority of the Collateral Agent over the Collateral. (a) Each Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and



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authority in its or his own name, from time to time in the Collateral Agent's discretion to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Agreement and the Security Documents and accomplish the purposes hereof and thereof and, without limiting the generality of the foregoing, each Grantor hereby acknowledges that the Collateral Agent shall have all powers and remedies set forth in the Security Documents.

                  (b) By acceptance of the benefits of this Agreement and the Security Documents, each Secured Party shall be deemed irrevocably (i) to consent to the appointment of the Collateral Agent as its agent hereunder and under the Security Documents, (ii) to confirm that the Collateral Agent shall have the authority to act as the exclusive agent of such Secured Party for enforcement of any provisions of this Agreement and the Security Documents against any Grantor or the exercise of remedies hereunder or thereunder, (iii) to agree that such Secured Party shall not take any action to enforce any provisions of this Agreement or any Security Document against any Grantor or to exercise any remedy hereunder or thereunder and (iv) to agree to be bound by the terms of this Agreement and the Security Documents.

                  (c) The Collateral Agent hereby agrees that it holds and will hold all of its right, title and interest in, to and under the Security Documents and the Collateral granted to the Collateral Agent thereunder whether now existing or hereafter arising (all such right, title and interest being hereinafter referred to as the "Collateral Estate") under and subject to the conditions set forth in this Agreement; and the Collateral Agent further agrees that it will hold such Collateral Estate for the benefit of the Secured Parties, for the enforcement of the payment of all Obligations and as security for the performance of and compliance with the covenants and conditions of this Agreement and each of the Security Documents, subject to the limits set forth in the Security Documents. It is understood and agreed that the Cash Collateral Agreement (as defined in the L/C Agreement) and the cash collateral agreement referred to in Section 2.06 of the ESD Agreement shall not constitute Security Documents and the cash collateral accounts established pursuant thereto and the deposits made therein and investments made from time to time with such deposits and earnings thereon shall not constitute Collateral.

                  2.2 Right to Initiate Judicial Proceedings. The Collateral Agent, subject to the provisions of Section 5, at any time after the occurrence and during the continuance of an Event of Default, (a) shall have the right and power to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by this Agreement and each Security Document and (b) may, either after entry, or without entry, proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Collateral and to sell all or, from time to time, any of the Collateral under the judgment or decree of a court of competent jurisdiction.

                  2.3 Right to Appoint a Receiver. Upon the filing of a bill in equity or other commencement of judicial proceedings to enforce the rights of the Collateral Agent under this Agreement or any Security Document, which filing may be made only after the occurrence and during the continuance of an Event of Default, the Collateral Agent shall, to the extent permitted by law, with notice to the Borrower but without notice to any party claiming through the Grantors, without regard to the solvency or insolvency at the time of any Person then liable for the payment of any of the Obligations, without regard to the then value of the Collateral Estate, and without requiring any bond from any complainant in such proceedings, be entitled as a matter of right to the appointment of a receiver or receivers of the Collateral Estate, or any part


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thereof, and of the rents, issues, tolls, profits, royalties, revenues and other income thereof, pending such proceedings, with such powers as the court making such appointment shall confer, and to the entry of an order directing that the rents, issues, tolls, profits, royalties, revenues and other income of the property constituting the whole or any part of the Collateral Estate be segregated, sequestered and impounded for the benefit of the Collateral Agent and the Secured Parties, and each Grantor irrevocably consents to the appointments of such receiver or receivers and to the entry of such order; provided that, notwithstanding the appointment of any receiver, the Collateral Agent shall be entitled to retain possession and control of all cash and Permitted Investments held by or deposited with it pursuant to this Agreement or any Security Document.

                  2.4 Exercise of Powers. All of the powers, remedies and rights of the Collateral Agent as set forth in this Agreement may be exercised by the Collateral Agent in respect of any Security Document as though set forth in full therein and all of the powers, remedies and rights of the Collateral Agent as set forth in any Security Document may be exercised from time to time as herein and therein provided.

                  2.5 Remedies Not Exclusive. (a) No remedy conferred upon or reserved to the Collateral Agent herein or in the Security Documents is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or in any Security Document or now or hereafter existing at law or in equity or by statute.

                  (b) No delay or omission by the Collateral Agent to exercise any right, remedy or power hereunder or under any Security Document shall impair any such right, remedy or power or shall be construed to be a waiver thereof, and every right, power and remedy given by this Agreement or any Security Document to the Collateral Agent may be exercised from time to time and as often as may be deemed expedient by the Collateral Agent.

                  (c) If the Collateral Agent shall have proceeded to enforce any right, remedy or power under this Agreement or any Security Document and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then the Grantors, the Collateral Agent and the other Secured Parties shall, subject to any determination in such proceeding, severally and respectively be restored to their former positions and rights hereunder or thereunder with respect to the Collateral Estate and in all other respects, and thereafter all rights, remedies and powers of the Collateral Agent shall continue as though no such proceeding had been taken.

                  (d) All rights of action and of asserting claims upon or under this Agreement and the Security Documents may be enforced by the Collateral Agent without the possession of any instrument evidencing any Obligation or the production thereof at any trial or other proceeding relative thereto, and any suit or proceeding instituted by the Collateral Agent shall be, subject to Sections 5.4(c) and 5.9(b)(ii), brought in its name as Collateral Agent and any recovery of judgment shall be held as part of the Collateral Estate.

                  2.6 Waiver and Estoppel. (a) Each Grantor agrees, to the extent it may lawfully do so, that it will not at any time in any manner whatsoever claim, or take the benefit or advantage of, any appraisement, valuation, stay, extension, moratorium, turnover or redemption law, or any law permitting it to direct the order in which the Collateral shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or


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                                                                               6


enforcement of this Agreement or any Security Document and hereby waives all benefit or advantage of all such laws and covenants that it will not hinder, delay or impede the execution of any power granted to the Collateral Agent in this Agreement or any Security Document but will suffer and permit the execution of every such power as though no such law were in force; provided that nothing contained in this Section 2.6(a) shall be construed as a waiver of any rights of the Grantors under any applicable federal bankruptcy law or state insolvency law.

                  (b) Each Grantor, to the extent it may lawfully do so, on behalf of itself and all who may claim through or under it, including without limitation any and all subsequent creditors, vendees, assignees and lienors, waives and releases all rights to demand or to have any marshalling of the Collateral upon any sale, whether made under any power of sale granted herein or in any Security Document or pursuant to judicial proceedings or upon any foreclosure or any enforcement of this Agreement or any Security Document and consents and agrees that all the Collateral may at any such sale be offered and sold as an entirety.

                  (c) Each Grantor waives, to the extent permitted by applicable law, presentment, demand, protest and any notice of any kind (except notices explicitly required hereunder or under any Security Document) in connection with this Agreement and the Security Documents and any action taken by the Collateral Agent with respect to the Collateral.

                  2.7 Limitation on Collateral Agent's Duty in Respect of Collateral. Beyond its duties as to the custody thereof expressly provided herein or in any Security Document and to account to the Secured Parties and the Grantors for moneys and other property received by it hereunder or under any Security Document, the Collateral Agent shall not have any duty to the Grantors or to the Secured Parties as to any Collateral in its possession or control or in the possession or control of any of its agents or nominees, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

                  2.8 Limitation by Law. All rights, remedies and powers provided in this Agreement or any Security Document may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions hereof are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part or not entitled to be recorded, registered or filed under the provisions of any applicable law.

                  2.9 Rights of Secured Parties in Respect of Obligations. Notwithstanding any other provision of this Agreement or any Security Document but subject to Section 2.07 of the L/C Agreement and Section 2.03 of the ESD Agreement, as applicable, the right of each Secured Party to receive payment of the Obligations held by such Secured Party when due (whether at the stated maturity thereof, by acceleration or otherwise), as expressed in the instruments evidencing or agreements governing such Obligations or to institute suit for the enforcement of such payment on or after such due date, shall not be impaired or affected without the consent of such Secured Party given in the manner prescribed by the instruments evidencing or agreements governing such Obligations.


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                                   SECTION 3.
                        COLLATERAL ACCOUNT; DISTRIBUTIONS

                  3.1 The Collateral Account. At such time as the Collateral Agent deems appropriate, there shall be established and, at all times thereafter until this Agreement shall have terminated, there shall be maintained with the Collateral Agent an account which shall be entitled the "Lucent Collateral Account" (the "Collateral Account"). All moneys which are received by the Collateral Agent or any agent or nominee of the Collateral Agent in respect of the Collateral, whether in connection with the exercise of the remedies provided in this Agreement or any Security Document, shall be deposited in the Collateral Account and held by the Collateral Agent as part of the Collateral Estate and applied in accordance with the terms of this Agreement. The Collateral Agent shall maintain such sub-accounts and records with respect to the Collateral Account as will permit the segregation and allocation of proceeds of Collateral in accordance with Section 3.4. In the event that, on any day, an amount is received by the Collateral Agent or any agent or nominee of the Collateral Agent in respect of Collateral and such amount is denominated in any currency other than Dollars, the Collateral Agent shall convert such amount into an amount of Dollars based upon the relevant Exchange Rate in effect for such day.

                  3.2 Control of Collateral Account. All right, title and interest in and to the Collateral Account shall vest in the Collateral Agent, and funds on deposit in the Collateral Account shall constitute part of the Collateral Estate. The Collateral Account shall be subject to the exclusive dominion and control of the Collateral Agent.

                  3.3 Investment of Funds Deposited in Collateral Account. The Collateral Agent may, but is under no obligation to, invest and reinvest moneys on deposit in the Collateral Account at any time in Permitted Investments. All such investments and the interest and income received thereon and the net proceeds realized on the sale or redemption thereof shall be held in the Collateral Account as part of the Collateral Estate. The Collateral Agent shall not be responsible for any diminution in funds resulting from such investments or any liquidation prior to maturity.

                  3.4 Application of Moneys. (a) The Collateral Agent shall have the right at any time to apply moneys held by it in the Collateral Account to the payment of due and unpaid Collateral Agent Fees.

                  (b) All remaining moneys held by the Collateral Agent in the Collateral Account received by the Collateral Agent with respect to the Restricted Collateral shall, to the extent available for distribution (it being understood that the Collateral Agent may liquidate investments prior to maturity in order to make a distribution pursuant to this Section 3.4), be distributed (subject to the provisions of Section 3.5) by the Collateral Agent on each Distribution Date in the following order of priority (with such distributions being made by the Collateral Agent as provided in Section 3.4(e), and the applicable Administrative Agent shall be responsible for insuring that amounts distributed to it are distributed to its Banks in the order of priority set forth below):

                  First: to the Collateral Agent for any unpaid Collateral Agent Fees and then to any Secured Party which has theretofore advanced or paid any Collateral Agent Fees constituting administrative expenses allowable under Section 503(b) of the Bankruptcy Code, an amount equal to the amount thereof so advanced or paid by such Secured Party and for which such Secured Party has not been reimbursed prior to such Distribution Date, and, if such moneys shall be insufficient to pay such amounts in full, then ratably


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         (without priority of any one over any other) to such Secured Parties in proportion to the amounts of such Collateral Agent Fees advanced by the respective Secured Parties and remaining unpaid on such Distribution Date;

                  Second: to any Secured Party which has theretofore advanced or paid any Collateral Agent Fees other than such administrative expenses, an amount equal to the amount thereof so advanced or paid by such Secured Party and for which such Secured Party has not been reimbursed prior to such Distribution Date, and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to such Secured Parties in proportion to the amounts of such Collateral Agent Fees advanced by the respective Secured Parties and remaining unpaid on such Distribution Date;

                  Third: to the Secured Parties holding Restricted Collateral Obligations, amounts equal to all Restricted Collateral Obligations then owing to them (other than amounts described in clause Fourth below), whether or not then due and payable, and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to such Secured Parties in proportion to the unpaid amounts thereof on such Distribution Date;

                  Fourth: to the Secured Parties holding Restricted Collateral Obligations, amounts equal to all costs and expenses of such Secured Parties and their representatives which constitute Restricted Collateral Obligations and are due and payable under the relevant instruments evidencing or agreements governing the Restricted Collateral Obligations as of such Distribution Date, and, if such moneys shall be insufficient to pay such amounts in full, then ratably to such Secured Parties in proportion to the unpaid amounts thereof on such Distribution Date; and

                  Fifth: any surplus then remaining shall be paid to the Grantors or their successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

                   (c) All remaining moneys held by the Collateral Agent in the Collateral Account received by the Collateral Agent with respect to the Unrestricted Collateral shall, to the extent available for distribution (it being understood that the Collateral Agent may liquidate investments prior to maturity in order to make a distribution pursuant to this Section 3.4), be distributed (subject to the provisions of Section 3.5) by the Collateral Agent on each Distribution Date in the following order of priority (with such distributions being made by the Collateral Agent as provided in Section 3.4(e), and the applicable Administrative Agent shall be responsible for insuring that amounts distributed to it are distributed to its Banks in the order of priority set forth below):

                  First: to the Collateral Agent for any unpaid Collateral Agent Fees and then to any Secured Party which has theretofore advanced or paid any Collateral Agent Fees constituting administrative expenses allowable under Section 503(b) of the Bankruptcy Code, an amount equal to the amount thereof so advanced or paid by such Secured Party and for which such Secured Party has not been reimbursed prior to such Distribution Date, and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to such Secured Parties in proportion to the


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                                                                               9


         amounts of such Collateral Agent Fees advanced by the respective Secured Parties and remaining unpaid on such Distribution Date;

                  Second: to any Secured Party which has theretofore advanced or paid any Collateral Agent Fees other than such administrative expenses, an amount equal to the amount thereof so advanced or paid by such Secured Party and for which such Secured Party has not been reimbursed prior to such Distribution Date, and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to such Secured Parties in proportion to the amounts of such Collateral Agent Fees advanced by the respective Secured Parties and remaining unpaid on such Distribution Date;

                  Third: to the Secured Parties, amounts equal to all Obligations then owing to them (other than amounts described in clause Fourth below), whether or not then due and payable, and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to the Secured Parties in proportion to the unpaid amounts thereof on such Distribution Date;

                  Fourth: to the Secured Parties, amounts equal to all costs and expenses of the Secured Parties and their representatives which constitute Obligations and are due and payable under the relevant instruments evidencing or agreements governing such Obligations as of such Distribution Date, and, if such moneys shall be insufficient to pay such amounts in full, then ratably to the Secured Parties in proportion to the unpaid amounts thereof on such Distribution Date; and

                  Fifth: any surplus then remaining shall be paid to the Grantors or their successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

                  (d) The term "unpaid" as used in clause Third of each of Sections 3.4(b) and 3.4(c) refers:

                           (i) in the absence of a bankruptcy proceeding with respect to the relevant Grantor(s), to all amounts of Borrower Obligations or External Sharing Debt Obligations, as the case may be, outstanding as of a Distribution Date, and

                           (ii) during the pendency of a bankruptcy proceeding with respect to the relevant Grantor(s), to all amounts allowed by the bankruptcy court in respect of Borrower Obligations or External Sharing Debt Obligations, as the case may be, as a basis for distribution (including the face amount of any outstanding letter of credit and the estimated amounts, if any, allowed in respect of any other contingent claims), to the extent that prior distributions have not been made in respect thereof.

                  (e) The Collateral Agent shall make all payments and distributions under this Section 3.4: (i) on account of Borrower Obligations under the L/C Agreement to the Administrative Agent for the L/C Agreement, pursuant to directions of such Administrative Agent, for re-distribution in accordance with the provisions of the L/C Agreement; (ii) on account of Borrower Obligations under the ESD Agreement to the ESD Bank entitled to such payments and distributions in accordance with the provisions of the ESD Agreement; and
(iii) on


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                                                                              10


account of any other External Sharing Debt Obligations to the relevant holder of such External Sharing Debt (as set forth in the Sharing Acknowledgement with respect to such External Sharing Debt or, if more recently provided, the list delivered by the Borrower to the Collateral Agent pursuant to Section 4.2), pursuant to directions of such holder.

                  3.5 Collateral Agent's Calculations. In making the determinations and allocations required by Section 3.4, the Collateral Agent may conclusively rely upon information supplied by the applicable holders of External Sharing Debt as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the External Sharing Debt Obligations held by such holders and information supplied by the Administrative Agent as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Borrower Obligations, and the Collateral Agent shall have no liability to any of the Secured Parties for actions taken in reliance on such information, provided that nothing in this sentence shall prevent any Grantor from contesting any amounts claimed by any Secured Party in any information so supplied. In addition, for purposes of making the allocations required by
Section 3.4 with respect to any amount that is denominated in any currency other than Dollars, the Collateral Agent shall, on the applicable Distribution Date, convert such amount into an amount of Dollars based upon the relevant Exchange Rate as of a recent date specified by the Collateral Agent in its reasonable discretion. All distributions made by the Collateral Agent pursuant to Section
3.4 shall be (subject to any decree of any court of competent jurisdiction) final (absent manifest error), and the Collateral Agent shall have no duty to inquire as to the application by the Administrative Agent or any holder of External Sharing Debt of any amounts distributed to them.

                  3.6 Pro Rata Sharing. If, through the operation of any bankruptcy, reorganization, insolvency or other laws or otherwise, the Collateral Agent's security interest hereunder and under the Security Documents is enforced with respect to some, but not all, of the Obligations then outstanding, the Collateral Agent shall nonetheless apply the proceeds of the Collateral for the benefit of the holders of all Obligations in the proportions and subject to the priorities and allocations specified herein.

                                   SECTION 4.
                        AGREEMENTS WITH COLLATERAL AGENT

                  4.1 Delivery of Sharing Acknowledgements. Not later than June 10, 2003, the Borrower shall deliver to the Collateral Agent an acknowledgement (each, a "Sharing Acknowledgement") with respect to each item of External Sharing Debt as of a recent date, which acknowledgement shall set forth a description of such External Sharing Debt, including the maximum amount thereof and the relevant currency and the contact information for the holder thereof, and shall be executed by the holder of such External Sharing Debt.

                  4.2 Information as to Administrative Agent and Other Secured Parties. The Borrower shall deliver to the Collateral Agent, on the date hereof, on each anniversary of the date hereof, and from time to time upon request of the Collateral Agent, a list setting forth as of a date not more than 30 days prior to the date of such delivery, the aggregate unpaid principal amount of Borrower Obligations outstanding (as notified to the Borrower by the applicable Administrative Agent) and the name and address of the applicable Administrative Agent, provided that the Borrower shall not be required to deliver such information to the Collateral Agent if, at the time such information is required to be delivered, JPMorgan Chase Bank is the

Collateral Agent hereunder and is the Administrative Agent under each of the Credit Agreements. The Borrower shall deliver to the Collateral Agent, on the date hereof and not more than 30 days after the end of each fiscal quarter of the Borrower, a list setting forth each item of External Sharing Debt outstanding on the last Business Day of the most recently ended fiscal quarter of the Borrower, including the aggregate unpaid principal amount of External Sharing Debt Obligations outstanding and, with respect to each item of External Sharing Debt, the name and address of the holder thereof. In addition, the Borrower will promptly notify the Collateral Agent of each change in the identity of any Administrative Agent or any holder of External Sharing Debt.

                  4.3 Compensation and Expenses. The Borrower agrees to pay to the Collateral Agent, from time to time upon demand, (a) the fees separately agreed upon for its services hereunder and under the Security Documents and for administering the Collateral Estate and (b) all of the costs and expenses of the Collateral Agent (including, without limitation, the reasonable fees and disbursements of its counsel, advisors and agents) (i) arising in connection with the preparation, execution, delivery, modification, and termination of this Agreement and each Security Document or the enforcement of any of the provisions hereof or thereof, (ii) incurred or required to be advanced in connection with the administration of the Collateral Estate, the sale or other disposition of Collateral pursuant to any Security Document and the preservation, protection or defense of the Collateral Agent's rights under this Agreement and the Security Documents and in and to the Collateral and the Collateral Estate or (iii) incurred by the Collateral Agent in connection with the removal of the Collateral Agent pursuant to Section 5.6(a). Such fees, costs and expenses are intended to constitute expenses of administration under any bankruptcy law relating to creditors rights generally. The obligations of the Borrower under this Section 4.3 shall survive the termination of the other provisions of this Agreement and the resignation or removal of the Collateral Agent hereunder with respect to such fees, costs and expenses incurred prior to such termination, resignation or removal.

                  4.4 Stamp and Other Similar Taxes. The Borrower agrees to indemnify and hold harmless the Collateral Agent, the Administrative Agent and each other Secured Party from any present or future claim for liability for any stamp or any other similar tax, and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with this Agreement, any Security Document, the Collateral Estate or any Collateral. The obligations of the Borrower under this Section 4.4 shall survive the termination of the other provisions of this Agreement and the resignation or removal of the Collateral Agent hereunder.

                  4.5 Filing Fees, Excise Taxes, Etc. The Borrower agrees to pay or to reimburse the Collateral Agent for any and all payments made by the Collateral Agent in respect of all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts which may be payable or determined to be payable in respect of the execution and delivery of this Agreement and each Security Document. The obligations of the Borrower under this
Section 4.5 shall survive the termination of the other provisions of this Agreement and the resignation or removal of the Collateral Agent hereunder.

                  4.6 Indemnification. The Borrower agrees to pay, indemnify, and hold the Collateral Agent and the Administrative Agent (and their respective directors, officers, agents and employees) harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, the reasonable fees and expenses of counsel, advisors and agents) or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and the Security Documents, unless arising from the gross negligence or willful misconduct of the indemnified party, including for taxes in any jurisdiction in which the Collateral Agent is subject to tax by reason of actions hereunder or under the Security Documents, unless such taxes are imposed on or measured by compensation paid to the Collateral Agent under
Section 4.3. In any suit, proceeding or action brought by the Collateral Agent under or with respect to any contract, agreement, interest or obligation constituting part of the Collateral for any sum owing thereunder, or to enforce any provisions thereof, the Borrower will save, indemnify and keep the Collateral Agent, the Administrative Agent and the other Secured Parties harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligor or its successors from any Grantor, and all such obligations of the Borrower shall be and remain enforceable against and only against the Borrower and shall not be enforceable against the Collateral Agent, the Administrative Agent or any other Secured Party. The agreements in this Section 4.6 shall survive the termination of the other provisions of this Agreement and the resignation or removal of the Collateral Agent hereunder.

                  4.7 Collateral Agent's Lien. Notwithstanding anything to the contrary in this Agreement, as security for the payment of Collateral Agent Fees
(a) the Collateral Agent is hereby granted a lien upon all Collateral and (b) the Collateral Agent shall have the right to use and apply any of the funds held by the Collateral Agent in the Collateral Account to cover such Collateral Agent Fees.

                  4.8 Further Assurances. At any time and from time to time, upon the written request of the Administrative Agent or the Collateral Agent, and at the expense of the Borrower, each Grantor will promptly execute and deliver any and all such further instruments and documents and take such further action as is necessary or reasonably requested further to perfect, or to protect the perfection of, the Liens and security interests granted under the Security Documents (to the extent that perfection is required thereunder), including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction. In addition to the foregoing, at any time and from time to time, upon the written request of the Collateral Agent, and at the expense of the Borrower, each Grantor will promptly execute and deliver any and all such further instruments and documents and take such further action as the Collateral Agent determines is necessary or reasonably requested to obtain the full benefits of this Agreement and the Security Documents and of the rights and powers herein and therein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens and security interests granted by the Security Documents. Each Grantor also hereby authorizes the Collateral Agent to sign and file any such financing or continuation statements without the signature of such Grantor to the extent permitted by applicable law. Notwithstanding the foregoing, in no event shall the Collateral Agent have any obligation to monitor the perfection or continuation of perfection or the sufficiency or validity of any security interest in or related to the Collateral.

                                   SECTION 5.
                              THE COLLATERAL AGENT

                  5.1 Exculpatory Provisions. (a) The Collateral Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties herein, all of which are made solely by the Grantors. The Collateral Agent makes no representations as to the value or condition of the Collateral Estate or any part thereof, or as to the title of the Grantors thereto or as to the security afforded by this Agreement or any Security Document, or as to the validity, execution (except its execution), enforceability, legality or sufficiency of this Agreement, the Security Documents or the Obligations, and the Collateral Agent shall incur no liability or responsibility in respect of any such matters.

                  (b) The Collateral Agent shall not be required to ascertain or inquire as to the performance by the Grantors of any of the covenants or agreements contained herein, in any Security Document, in any other Credit Document or in any instrument evidencing or agreement governing External Sharing Debt. Whenever it is necessary, or in the opinion of the Collateral Agent advisable, for the Collateral Agent to ascertain the amount of Obligations then held by Secured Parties, the Collateral Agent may rely on a certificate of the relevant holder of External Sharing Debt, in the case of External Sharing Debt Obligations, or a certificate of the applicable Administrative Agent, in the case of Borrower Obligations, and, if such holder or such Administrative Agent shall not give such information to the Collateral Agent, such Person shall not be entitled to receive distributions hereunder (in which case distributions to those Persons who have supplied such information to the Collateral Agent shall be calculated by the Collateral Agent using, for those Persons who have not supplied such information, the list then most recently delivered by the Borrower pursuant to Section 4.2), and the amount so calculated to be distributed to the Person who fails to give such information shall be held in trust for such Person until such Person does supply such information to the Collateral Agent, whereupon on the next Distribution Date the amount distributable to such Person shall be recalculated using such information and distributed to it. Nothing in the preceding sentence shall prevent any Grantor from contesting any amounts claimed by any Secured Party in any certificate so supplied.

                  (c) The Collateral Agent shall be under no obligation or duty to take any action under this Agreement or any Security Document if taking such action (i) would subject the Collateral Agent to a tax in any jurisdiction where it is not then subject to a tax or (ii) would require the Collateral Agent to qualify to do business in any jurisdiction where it is not then so qualified, unless the Collateral Agent receives security or indemnity satisfactory to it against such tax (or equivalent liability), or any liability resulting from such qualification, in each case as results from the taking of such action under this Agreement or any Security Document.

                  (d) The Collateral Agent shall have the same rights with respect to any Obligation held by it as any other Secured Party and may exercise such rights as though it were not the Collateral Agent hereunder, and may accept deposits from, lend money to, and generally engage in any kind of banking or trust business with, any of the Grantors as if it were not the Collateral Agent.

                  (e) The Collateral Agent shall not be liable for any action taken or omitted to be taken in accordance with this Agreement or the Security Documents except for its own gross negligence or willful misconduct.

                  5.2 Delegation of Duties. The Collateral Agent may execute any of the powers herein and perform any duty hereunder either directly or by or through agents or attorneys-in-fact. The Collateral Agent shall be entitled to advice of counsel concerning all matters pertaining to such powers and duties. Absent any gross negligence or willful misconduct by the Collateral Agent in the selection of any agents or attorneys-in-fact, the Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact.

                  5.3 Reliance by Collateral Agent. (a) Whenever in the administration of this Agreement or the Security Documents the Collateral Agent shall deem it necessary or desirable that a factual matter be proved or established in connection with the Collateral Agent taking, suffering or omitting any action hereunder or thereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may be deemed to be conclusively proved or established by a certificate of a responsible officer of the Borrower delivered to the Collateral Agent, and such certificate shall be full warrant to the Collateral Agent for any action taken, suffered or omitted in reliance thereon, subject, however, to the provisions of Section 5.4.

                  (b) The Collateral Agent may consult with counsel, and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder or under any Security Document in accordance therewith. The Collateral Agent shall have the right at any time to seek instructions concerning the administration of this Agreement and the Security Documents from any court of competent jurisdiction.

                  (c) The Collateral Agent may rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document which it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties. In the absence of its own gross negligence or willful misconduct, the Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Collateral Agent and conforming to the requirements of this Agreement.

                  (d) The Collateral Agent shall not be under any obligation to exercise any of the rights or powers vested in the Collateral Agent by this Agreement and the Security Documents unless the Collateral Agent shall have been provided adequate security and indemnity against the costs, expenses and liabilities which may be incurred by the Collateral Agent, including such reasonable advances as may be requested by the Collateral Agent.

                  (e) Any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate of a responsible officer of the Borrower or representations made by a responsible officer of the Borrower in a writing filed with the Collateral Agent.

                  5.4 Limitations on Duties of Collateral Agent. (a) The Collateral Agent shall be obligated to perform such duties and only such duties as are specifically set forth in this Agreement and the Security Documents, and no implied covenants or obligations shall be read into this Agreement or any Security Document against the Collateral Agent. By acceptance of the benefits under this Agreement and the Security Documents, the holders of External Sharing Debt shall be deemed to have agreed that they shall not be entitled to, and shall not, (i) direct the actions of the Collateral Agent hereunder or under any Security Document (except as provided in the last sentence of Section 5.4(b)),
(ii) except as set forth in Section 6.3, have the right to consent to any amendment, supplement, waiver or other modification to this Agreement or any

Security Document or to any release of Collateral or Guarantees, (iii) take any action, or commence any legal proceeding seeking, to require, compel or cause the Collateral Agent to enforce any of the provisions of this Agreement or any Security Document against any Grantor or to exercise any remedy hereunder or thereunder, (iv) take any action, or commence any legal proceeding seeking, to prevent or enjoin the Collateral Agent from taking any action (including, without limitation, the enforcement of any provisions of this Agreement or any Security Document against any Grantor, the exercise of any remedy hereunder or thereunder, the release of any Security Document, the release of any Collateral or Guarantees, the consent to any amendment or modification of this Agreement or any Security Document or the grant of any waiver hereunder or thereunder), or refraining from taking any such action, in accordance with this Agreement or any Security Document, as the case may be, or (v) otherwise take any action, or commence any legal proceeding seeking, to delay, hinder or otherwise impair the Collateral Agent in taking any such action in accordance with this Agreement or any Security Document. By acceptance of the benefits under this Agreement and the Security Documents, the holders of External Sharing Debt, as Secured Parties, will be deemed to have acknowledged and agreed that the provisions of the preceding sentence are intended to induce the Banks and the Grantors to permit such Persons to be Secured Parties under this Agreement and under the Security Documents and are being relied upon by the Banks and the Grantors as consideration therefor.

                  (b) Except as herein otherwise expressly provided, the Collateral Agent shall not be under any obligation to take any action which is discretionary with the Collateral Agent under the provisions hereof or of any Security Document. The Collateral Agent shall make available for inspection and copying by the Administrative Agent each certificate or other paper furnished to the Collateral Agent by any of the Grantors under or in respect of this Agreement or any of the Collateral. The Collateral Agent shall in all cases be fully protected in acting or refraining from acting, and (except to the extent that the same would, in the Collateral Agent's reasonable opinion, involve a risk of its violating any rule or regulation or expose it to any liability) shall act or refrain from acting, in accordance with written instructions signed by the Administrative Agent and any such instruction and any action or inaction pursuant thereto shall be binding on all the Secured Parties.

                  (c) No provision of this Agreement or of any Security Document shall be deemed to impose any duty or obligation on the Collateral Agent to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Collateral Agent shall be unqualified or incompetent, to perform any such act or acts or to exercise any such right, power, duty or obligation or if such performance or exercise would constitute doing business by the Collateral Agent in such jurisdiction or impose a tax on the Collateral Agent by reason thereof or to risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder.

                  5.5 Moneys to be Held in Trust. All moneys received by the Collateral Agent under or pursuant to any provision of this Agreement or any Security Document (except Collateral Agent Fees) shall be held in trust for the purposes for which they were paid or are held.

                  5.6 Resignation and Removal of the Collateral Agent. (a) The Collateral Agent may at any time, by giving written notice to the Borrower and the Administrative Agent, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon (i) the appointment of a successor Collateral Agent, (ii) the acceptance of such appointment by such successor Collateral Agent and (iii) the approval of such successor Collateral Agent evidenced by one or more instruments signed by the Administrative Agent and the Borrower (which approval, in the case of the Borrower, shall not be unreasonably withheld). If no successor Collateral Agent shall be appointed and shall have accepted such appointment within 90 days after the Collateral Agent gives the aforesaid notice of resignation, the Collateral Agent, the Borrower, the Administrative Agent or any Bank may apply to any court of competent jurisdiction to appoint a successor Collateral Agent to act until such time, if any, as a successor Collateral Agent shall have been appointed as provided in this Section 5.6. Any successor so appointed by such court shall immediately and without further act be superseded by any successor Collateral Agent appointed by the Administrative Agent as provided in Section 5.6(b). The Administrative Agent may, at any time upon giving 30 days' prior written notice thereof to the Collateral Agent, remove the Collateral Agent and appoint a successor Collateral Agent reasonably acceptable to the Borrower, such removal to be effective upon the acceptance of such appointment by the successor. The Collateral Agent shall be entitled to Collateral Agent Fees to the extent incurred or arising, or relating to events occurring, before such resignation or removal.

                  (b) If at any time the Collateral Agent shall resign or be removed or otherwise become incapable of acting, or if at any time a vacancy shall occur in the office of the Collateral Agent for any other cause, a successor Collateral Agent may be appointed by the Administrative Agent with the consent of the Borrower, which consent shall not be unreasonably withheld. The powers, duties, authority and title of the predecessor Collateral Agent shall be terminated and cancelled without procuring the resignation of such predecessor and without any other formality (except as may be required by applicable law) than appointment and designation of a successor in writing duly acknowledged and delivered to the predecessor and the Borrower. Such appointment and designation shall be full evidence of the right and authority to make the same and of all the facts therein recited, and this Agreement and the Security Documents shall vest in such successor, without any further act, deed or conveyance, all the estates, properties, rights, powers, duties, authority and title of its predecessor; but such predecessor shall, nevertheless, on the written request of the Administrative Agent, the Borrower, or the successor, execute and deliver an instrument transferring to such successor all the estates, properties, rights, powers, duties, authority and title of such predecessor hereunder and under the Security Documents and shall deliver all Collateral held by it or its agents to such successor. Should any deed, conveyance or other instrument in writing from any Grantor be required by any successor Collateral Agent for more fully and certainly vesting in such successor the estates, properties, rights, powers, duties, authority and title vested or intended to be vested in the predecessor Collateral Agent, any and all such deeds, conveyances and other instruments in writing shall, on request of such successor, be executed, acknowledged and delivered by such Grantor. If such Grantor shall not have executed and delivered any such deed, conveyance or other instrument within 10 days after it receives a written request from the successor Collateral Agent to do so, or if an Event of Default shall have occurred and be continuing, the predecessor Collateral Agent may execute the same on behalf of such Grantor. Such Grantor hereby appoints any predecessor Collateral Agent as its agent and attorney to act for it as provided in the next preceding sentence.

                  5.7 Status of Successor Collateral Agent. Every successor Collateral Agent appointed pursuant to Section 5.6 shall be a bank or trust company in good standing and having power to act as Collateral Agent hereunder, incorporated under the laws of the United States of America or any State thereof or the District of Columbia and having its principal office within the 48 contiguous States and shall also have capital, surplus and undivided profits of not less than $500,000,000, if there be such an institution with such capital, surplus and undivided profits willing, qualified and able to accept the powers and duties hereunder upon reasonable or customary terms.

                  5.8 Merger of the Collateral Agent. Any corporation into which the Collateral Agent may be merged, or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Collateral Agent shall be a party, shall be the Collateral Agent under this Agreement and the Security Documents without the execution or filing of any paper or any further act on the part of the parties hereto.

                  5.9 Co-Collateral Agent; Separate Collateral Agent. (a) If at any time or times it shall be necessary or prudent in order to conform to any law of any jurisdiction in which any of the Collateral shall be located, or to avoid any violation of law or imposition on the Collateral Agent of taxes by such jurisdiction not otherwise imposed on the Collateral Agent, or the Collateral Agent shall be advised by counsel, satisfactory to it, that it is necessary or prudent in the interest of the Secured Parties, or the Collateral Agent shall deem it desirable for its own protection in the performance of its duties hereunder or under any Security Document, the Collateral Agent and each of the Grantors shall execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company, or one or more Persons approved by the Collateral Agent and the Grantors, either to act as co-collateral agent or co-collateral agents of all or any of the Collateral under this Agreement or under any of the Security Documents, jointly with the Collateral Agent originally named herein or therein or any successor Collateral Agent, or to act as separate collateral agent or collateral agents of any of the Collateral. If any of the Grantors shall not have joined in the execution of such instruments and agreements within 10 days after it receives a written request from the Collateral Agent to do so, or if an Event of Default shall have occurred and be continuing, the Collateral Agent may act under the foregoing provisions of this Section 5.9(a) without the concurrence of such Grantors and execute and deliver such instruments and agreements on behalf of such Grantors. Each of the Grantors hereby appoints the Collateral Agent as its agent and attorney to act for it under the foregoing provisions of this Section 5.9(a) in either of such contingencies.

                  (b) Every separate collateral agent and every co-collateral agent, other than any successor Collateral Agent appointed pursuant to Section 5.6, shall, to the extent permitted by law, be appointed and act and be such, subject to the following provisions and conditions:

                           (i) all rights, powers, duties and obligations conferred upon the Collateral Agent in respect of the custody, control and management of moneys, papers or securities shall be exercised solely by the Collateral Agent or any agent appointed by the Collateral Agent;

                           (ii) all rights, powers, duties and obligations conferred or imposed upon the Collateral Agent hereunder and under the relevant Security Documents shall be conferred or imposed and exercised or performed by the Collateral Agent and such separate collateral agent or separate collateral agents or co-collateral agent or co-collateral agents, jointly, as shall be provided in the instrument appointing such separate collateral agent or separate collateral agents or co-collateral agent or co-collateral agents, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Collateral Agent shall be incompetent or unqualified to perform such act or acts, or unless the performance of such act or acts would result in the imposition of any tax on the Collateral Agent which would not be imposed absent such joint act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate collateral agent or separate collateral agents or co-collateral agent or co-collateral agents;

                           (iii) no power given hereby or by the relevant Security Documents to, or which is provided herein or therein may be exercised by, any such co-collateral agent or co-collateral agents or separate collateral agent or separate collateral agents shall be exercised hereunder or thereunder by such co-collateral agent or co-collateral agents or separate collateral agent or separate collateral agents except jointly with, or with the consent in writing of, the Collateral Agent, anything contained herein to the contrary notwithstanding;

                           (iv) no collateral agent hereunder shall be personally liable by reason of any act or omission of any other collateral agent hereunder; and

                           (v) the Borrower and the Collateral Agent, at any time by an instrument in writing executed by them jointly, may accept the resignation of or remove any such separate collateral agent or co-collateral agent and, in that case by an instrument in writing executed by them jointly, may appoint a successor to such separate collateral agent or co-collateral agent, as the case may be, anything contained herein to the contrary notwithstanding. If the Borrower shall not have joined in the execution of any such instrument within 10 days after it receives a written request from the Collateral Agent to do so, or if an Event of Default shall have occurred and be continuing, the Collateral Agent shall have the power to accept the resignation of or remove any such separate collateral agent or co-collateral agent and to appoint a successor without the concurrence of the Borrower, the Borrower hereby appointing the Collateral Agent its agent and attorney to act for it in such connection in such contingency. If the Collateral Agent shall have appointed a separate collateral agent or separate collateral agents or co-collateral agent or co-collateral agents as above provided, the Collateral Agent may at any time, by an instrument in writing, accept the resignation of or remove any such separate collateral agent or co-collateral agent and the successor to any such separate collateral agent or co-collateral agent shall be appointed by the Borrower and the Collateral Agent, or by the Collateral Agent alone pursuant to this Section 5.9(b).

                  5.10 Treatment of Payee or Indorsee by Collateral Agent; Representatives of Secured Parties. (a) The Collateral Agent may treat the registered holder or, if none, the payee or indorsee of any promissory note or debenture evidencing an Obligation as the absolute owner thereof for all purposes and shall not be affected by any notice to the contrary, whether such promissory note or debenture shall be past due or not.

                  (b) If requested by the Collateral Agent, any Person (other than the Administrative Agent) which shall be designated as the duly authorized representative of one or more Secured Parties to act as such in connection with any matters pertaining to this Agreement or the Collateral shall present to the Collateral Agent such documents, including, without limitation, Opinions of Counsel, as the Collateral Agent may reasonably require, in order to demonstrate to the Collateral Agent the authority of such Person to act as the representative of such Secured Parties (it being understood that the holders of Borrower Obligations are represented hereunder by the Administrative Agent). The authority of the Administrative Agent shall be demonstrated by their inclusion as such in the lists from time to time delivered pursuant to Section 4.2.

                                   SECTION 6.
                                  MISCELLANEOUS

                  6.1 Notices. Unless otherwise specified herein, all notices, requests, demands or other communications given to any of the Grantors, the Collateral Agent, the Administrative Agent or any holder of External Sharing Debt shall be given in writing or by facsimile transmission and shall be deemed to have been duly given when personally delivered or when duly deposited in the mails, registered or certified mail postage prepaid, or when transmitted by facsimile transmission, addressed (i) if to any Grantor, to such party at its address specified in the Guarantee and Collateral Agreement or any other address which such party shall have specified as its address for the purpose of communications hereunder, by notice given in accordance with this Section 6.1 to the party sending such communication, (ii) if to the Collateral Agent at its address at 1111 Fannin Street, 10th Floor, Houston, Texas, Attention of Cynthia Aguirre, (Facsimile No. 713-750-2878) or any other address which such party shall have specified as its address for the purpose of communications hereunder, by notice given in accordance with this Section 6.1 to the party sending such communication, (iii) if to the Administrative Agent, to it at its address specified from time to time in the list delivered by the Borrower to the Collateral Agent pursuant to Section 4.2 or (iv) if to any holder of External Sharing Debt, to it at its address specified in its Sharing Acknowledgement or, if more recently provided, to it at its address specified from time to time in the list delivered by the Borrower to the Collateral Agent pursuant to Section 4.2; provided that any notice, request or demand to the Collateral Agent shall not be effective until received by the Collateral Agent in writing or by facsimile transmission at the office designated by it pursuant to this Section 6.1.

                  6.2 No Waivers. No failure on the part of the Collateral Agent, any co-collateral agent, any separate collateral agent, the Administrative Agent or any other Secured Party to exercise, no course of dealing with respect to, and no delay in exercising, any right, power or privilege under this Agreement or any Security Document shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                  6.3 Amendments, Supplements and Waivers. With the written consent of the Administrative Agent, the Collateral Agent and the Grantors may, from time to time, enter into written agreements supplemental hereto or to any Security Document for the purpose of adding to, or waiving any provisions of, this Agreement or any Security Document or changing in any manner the rights of the Collateral Agent, the Secured Parties or the Grantors hereunder or thereunder; provided, however, that no such agreement shall amend the provisions of Section 3.4 to change the order of priority of distributions, or subordinate any Secured Party, without the consent of each Secured Party directly affected thereby. In addition, if the Administrative Agent shall advise the Collateral Agent in writing that the Required Lucent Banks (under and as defined in each of the Credit Agreements) have agreed with the Borrower that additional indebtedness, liabilities or obligations of the Borrower shall be secured by all or any portion of the Collateral, the Collateral Agent shall enter into such supplemental agreements satisfactory to the Collateral Agent with the Grantors as shall be reasonably requested by the Administrative Agent to effect such agreement (which supplemental agreement may be in the form of an amendment and restatement of this Agreement). Any waiver, amendment, modification or supplemental agreement entered into pursuant to this Section 6.3 shall be binding upon the Grantors, the Administrative Agent, the other Secured Parties and the Collateral Agent and their respective successors.

                  6.4 Headings. The table of contents and the headings of Sections have been included herein and in the Security Documents for convenience only and should not be considered in interpreting this Agreement or the Security Documents.

                  6.5 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  6.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns and shall inure to the benefit of each of the Secured Parties and their respective successors and assigns, and nothing herein is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement or any Collateral.

                  6.7 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  6.8 Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  6.9 Termination. (a) Upon receipt by the Collateral Agent from the Administrative Agent of a written direction to cause the Liens created by
Section 4.7 and by the Security Documents to be released and discharged and payment in full of all Collateral Agent Fees, the security interests created by
Section 4.7 and by the Security Documents shall terminate forthwith and all right, title and interest of the Collateral Agent in and to the Collateral shall revert to the Grantors, their successors and assigns.

                  (b) Upon the termination of the Collateral Agent's security interest and the release of the Collateral in accordance with Section 6.9(a), the Collateral Agent will promptly, at the Borrower's written request and expense, (i) execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence the termination of such security interest or the release of the Collateral and (ii) deliver or cause to be delivered to the Grantors all property of the Grantors then held by the Collateral Agent or any agent thereof.

                  (c) This Agreement shall terminate when the security interest granted under the Security Documents has terminated and the Collateral has been released; provided that the provisions of Sections 4.3, 4.4, 4.5 and 4.6 shall not be affected by any such termination.

                  (d) The Collateral Agent will, at any time, upon the written instruction of the Administrative Agent, at the sole expense of the relevant Grantor, execute and deliver to the relevant Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created by the Security Documents on the Collateral specified by the Administrative

Agent in such instruction. The Administrative Agent may give such instructions at any time, whether or not at any such time any or all of the Obligations are still outstanding.

                  6.10 Inspection by Regulatory Agencies. The Collateral Agent shall make available, and shall cause each custodian and agent acting on its behalf in connection with this Agreement to make available, all Collateral in such Person's possession at all times for inspection by any regulatory agency having jurisdiction over a Grantor to the extent required by such regulatory agency in its discretion.

                  6.11 Agreement to be Bound. Pursuant to Section 8.17 of the Guarantee and Collateral Agreement, each Grantor that is a Subsidiary of the Borrower has agreed to be bound by the terms of this Agreement and, without limiting the generality of the foregoing, has expressly agreed that all obligations and liabilities of a Grantor hereunder apply to such Grantor with the same force and effect as if such Grantor were a signatory hereto.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

                                        LUCENT TECHNOLOGIES INC.



                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:



                                        JPMORGAN CHASE BANK,
                                        as Collateral Agent



                                        By:
                                            ------------------------------------
                                            Name:
                                            Title: